31) Deposits from customers (Details 1) - BRL (R$) R$ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Deposits from customers [abstract]
Demand deposits		R$ 50,247,334	R$ 37,283,988
Savings deposits		136,698,248	114,177,799
Time deposits		358,347,161	214,765,753
Total	[1]	R$ 545,292,743	R$ 366,227,540

[1]	Demand and savings deposits and technical provisions for insurance and pension plans comprising VGBL and PGBL products are classified as up to 30 days, without considering average historical turnover;